Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF

JACKSONVILLE DIVISION

IN RE:	}	CASE NUMBER: 07-04295-JAF
}
NetBank, Inc.	}
	}	JUDGE: Jerry A. Funk
}
DEBTOR.	}	CHAPTER 11

DEBTOR’S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM August 1. 2008 TO August 31, 2008

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Alan M. Weiss
Attorney for Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:
c/o GGG, Inc.	Holland & Knight, LLP
333 Sandy Springs Circle, Suite 106	50 North Laura Street, Suite 3900
Atlanta, GA 30328	Jacksonville, FL 32202
(404) 256-4555	(904) 353-2000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)                                      Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)                                      Initial Filing Requirements

Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING August 1, 2008 AND ENDING August 31,2008

Name of Debtor: NetBank, Inc.	Case Number: 07-04295-JAF
Date of Petition: September 28th, 2007

AUG

		CURRENT	CUMULATIVE
		MONTH	PETITION TO DATE
1 FUNDS AT BEGINNING OF PERIOD:		$6,758,700.24

2 RECEIPTS:
A.	Cash Sales
	Minus: Cash Refunds
	Net Cash Sales
B.	Accounts Receivable
C.	Other Receipts (See MOR 3)	$6,657.40	$5,190,447.73
	(if you have rental income you must attach a rent roll)		$—
3 TOTAL RECEIPTS (Lines 2A+2B+2C)		$6,657.40	$5,190,447.73
4 TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$6,765,357.64

5 DISBURSEMENTS
A.	Advertising
B.	Bank Charges		$222.65
C.	Contract Labor	$12,820.00	$50,113.35
D.	Fixed Asset Payments (Not incl. in “N”)
E.	Insurance		$10,326.10
F.	Inventory Payments (see Attach 2)
G.	Leases
H.	Manufacturing Supplies
I.	Office Supplies	$1,429.82	$27,668.66
J.	Payroll – Net (See Attachment 4B)		$64,626.96
K.	Professional Fees (Accounting and Legal)	$74,381.58	$1,706,130.40
L.	Rent		$8,358.90
M.	Repairs & Maintenance		$80.00
N.	Secured Creditor Payments (See Attach.2)
O.	Taxes paid – Payroll (See Attachment 4C)		$22,556.32
P.	Taxes paid – Sales & Use (See Attachment 4C)
Q.	Taxes paid – Other (See Attachment 4C)		$32,511.36
R.	Telephone
S.	Travel & Entertainment		$310.09
Y.	U.S. Trustee Quarterly Fees	$—	$13,750.00
U.	Utilities	$505.38	$7,087.54
V.	Vehicle Expenses
W.	Other Operating Expenses (See MOR-3)		$260.22

6 TOTAL DISBURSEMENTS (Sum 5A thru W)		$89,136.78	$1,944,002.55

7 ENDING BALANCE (Line 4 Minus Line 6)		$6,676,220.86

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 3rd day of September 2008.

/s/ Lee N. Katz

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Counter Deposits	$400.78	$13,063.95
Sale of Interest Owned by Market Street Partners		$400,210.87
Cash from Deferred Compensation Plan		$1,248,501.36
Interest	$6,256.62	$79,128.46
Tax Refund		$824,601.89
Sale of Miscellaneous Assets		$12,650.00
Other Refunds		$162,291.20
Sale of Real Estate		$1,100,000.00
Settlements		$50,000.00
Monies from MG Reinsurance		$1,300,000.00
	$6,657.40	$5,190,447.73

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS	$0.00	$262.22

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

NetBank, Inc.

Balance Sheet

As of August 31, 2008

Total
ASSETS
Current Assets
Bank Accounts
Cash
Checking - NBSC	0.00
Checking - Wachovia DIP	147,095.32
Money Market - Wachovia DIP	6,529,125.54
Total Cash	$6,676,220.86
Total Bank Accounts	$6,676,220.86
Other Current Assets
Investment - Other	0.00
Investment in MG Reinsurance	0.00
Investment in NB Partners	0.00
Investment in Special Purpose Sub (TP 3%)	1.00
Total Investment - Other	$1.00
Other Current Assets	477,589.26
Income Tax Refund Receivables	5,992,028.11
Intangibles	25,000.00
Prepaid Expenses	110,030.00
Total Other Current Assets	$6,604,647.37
Total Other Current Assets	$6,604,648.37
Total Current Assets	$13,280,869.23
Fixed Assets
Fixed Assets
Computer Equipment	0.00
Land - Parklane	1,590.36
Leasehold Improvements - JAX	0.00
Records Building	524,747.61
Software	0.00
Total Fixed Assets	$526,337.97
Total Fixed Assets	$526,337.97
TOTAL ASSETS	$13,807,207.20
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Other Current Liabilities
Accrued Interest Payable	0.00
Accrued Payroll Taxes	0.00
Deferred Compensation Plan Liabilities	1,248,501.36
Other Accrued Expenses	25,411.00
Other Liabilities	246,597.00
Real Property Taxes Payable	18,900.00
Repurchase Reserve	91,459.00
Self-Insured Medical Plan Claims	500,000.00
Trust Preferred	32,477,000.00
Total Other Current Liabilities	$34,607,868.36
Total Other Current Liabilities	$34,607,868.36
Total Current Liabilities	$34,607,868.36
Total Liabilities	$34,607,868.36
Equity
Opening Balance Equity	-19,089,692.58
Retained Earnings	-511,720.39
Net Income	-1,199,248.19
Total Equity	-$	20,800,661.16
TOTAL LIABILITIES AND EQUITY	$13,807,207.20